UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): September 6, 2002

MICROSOFT CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-14278	91-1144442
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Microsoft Way
Redmond, Washington 98052
(Address of principal executive offices, including zip code)

425-882-8080
(Registrant’s telephone number, including area code)

Item 5.    Other Events and Regulation FD Disclosure.

The statements under oath of the principal executive officer and the principal financial officer regarding facts and circumstances relating to Exchange Act filings required by Order 4-460 are attached as Exhibits 99.1 and 99.2.

Item 7.    Financial Statements and Exhibits.

(c)  Exhibits.

99.1	Statement under oath of Steven A. Ballmer, principal executive officer regarding facts and circumstances relating to Exchange Act filings required by Order 4-460

99.2	Statement under oath of John G. Connors, principal financial officer regarding facts and circumstances relating to Exchange Act filings required by Order 4-460

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MICROSOFT CORPORATION

By:	/S/ JOHN G. CONNORS
John G. Connors Senior Vice President; Chief Financial Officer (Principal Financial and Accounting Officer and Duly Authorized Officer)

Date: September 6, 2002

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EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1	Statement under oath of Steven A. Ballmer, principal executive officer regarding facts and circumstances relating to Exchange Act filings required by Order 4-460

99.2	Statement under oath of John G. Connors, principal executive officer regarding facts and circumstances relating to Exchange Act filings required by Order 4-460

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